EXHIBIT 31.4

PRINCIPAL FINANCIAL OFFICER SECTION 302 CERTIFICATION

I, Richard Bloom, certify that:

1.   I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Support.com, Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:          April 27, 2017

By:	/s/ Richard Bloom
Richard Bloom
Principal Financial Officer